INVESTORS TITLE COMPANY
                                  COVER LETTER


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Investors Title Company
         Form 8-K
         File No. 0-11774

To Whom It May Concern:

     Pursuant to applicable Securities and Exchange Commission rules and regulations, Investors Title Company files herewith via EDGAR a Current Report on Form 8-K.


                                                     Sincerely,

                                                     INVESTORS TITLE COMPANY

                                                     /s/ James A. Fine, Jr.
                                                     James A. Fine, Jr.
                                                     President and Treasurer





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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  March 2, 2004
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             INVESTORS TITLE COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



     North Carolina                       0-11774                56-1110199
--------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)           File Number)        Identification No.)



                            121 North Columbia Street
                        Chapel Hill, North Carolina 27514
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (919) 968-2200
              -----------------------------------------------------
               Registrant's telephone number, including area code









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Trust Company, dated March 2, 2004, announcing that Investors Trust Company, a wholly owned subsidiary of Investors Title Company, has received its charter from the North Carolina Commissioner of Banks.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INVESTORS TITLE COMPANY


Date:  March 4, 2004                    By: /s/ J. Allen Fine
                                            ------------------------------------
                                            J. Allen Fine
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

99.1           Press release issued by Investors Title Company on March 2, 2004.